Octane All-Cap Value Energy ETF

Schedule of Investments

September 30, 2024 (Unaudited)

COMMON STOCKS - 95.4%	Shares	Value
Coal - 17.7%
Alliance Resource Partners LP	1,226	$30,650
Arch Resources, Inc.	354	48,909
CONSOL Energy, Inc.	308	32,232
Peabody Energy Corp.	1,852	49,152
		160,943

Metal Fabricate/Hardware - 2.2%
Tenaris SA - ADR	636	20,218

Oil & Gas - 57.9%(a)
APA Corp.	1,450	35,467
Chord Energy Corp.	176	22,920
Civitas Resources, Inc.	362	18,342
Eni SpA - ADR	786	23,824
EOG Resources, Inc.	276	33,929
Gulfport Energy Corp. (b)	168	25,427
HF Sinclair Corp.	582	25,940
Marathon Petroleum Corp.	176	28,672
Ovintiv, Inc.	542	20,764
Par Pacific Holdings, Inc. (b)	1,336	23,514
Patterson-UTI Energy, Inc.	3,082	23,577
PBF Energy, Inc. - Class A	1,224	37,883
Shell PLC - ADR	554	36,536
SM Energy Co.	1,126	45,006
TotalEnergies SE - ADR	738	47,690
Valero Energy Corp.	274	36,998
Veren, Inc.	3,346	20,578
Vermilion Energy, Inc.	1,938	18,934
		526,001

Oil & Gas Services - 2.2%
Liberty Energy, Inc.	1,054	20,121

Transportation - 15.4%
BW LPG Ltd.	3,086	44,438
International Seaways, Inc.	452	23,305
Teekay Tankers Ltd. - Class A	474	27,611
TORM PLC - Class A	1,314	44,926
		140,280
TOTAL COMMON STOCKS (Cost $934,860)		867,563

SHORT-TERM INVESTMENTS - 4.5%
Money Market Funds - 4.5%
First American Government Obligations Fund - Class X, 4.82% (c)	40,922	40,922
TOTAL SHORT-TERM INVESTMENTS (Cost $40,922)		40,922

TOTAL INVESTMENTS - 99.9% (Cost $975,782)		908,485
Other Assets in Excess of Liabilities - 0.1%		1,146
TOTAL NET ASSETS - 100.0%		$909,631

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

PLC - Public Limited Company

SA - Sociedad Anónima

SE - Societas Europeae

SpA - Societa per Azioni

(a)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Summary of Fair Value Exposure at September 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2024:

Octane All-Cap Value Energy ETF

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$867,563	$—	$—	$867,563
Money Market Funds	40,922	—	—	40,922
Total Investments	$908,485	$—	$—	$908,485

Refer to the Schedule of Investments for further disaggregation of investment categories.